                                                                       EXHIBIT 2

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated June 3, 1999, included in this Form 11-K relating to the Pacific Gas and Electric Company Savings Fund Plan for Union-Represented Employees, into PG&E Corporation's previously filed Registration Statement File No. 33-50601.



ARTHUR ANDERSEN LLP

San Francisco, California
June 23, 1999